Shareholders' Equity	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
Shareholders' Equity and Share-based Payments [Text Block]

Note 12 — Shareholders’ Equity

Ordinary Shares

AERL is authorized to issue 200,000,000 Ordinary Shares, par value $.0001. AGRL did not achieve its performance targets, and King’s Gaming did not meet its Gross Profit Target for the year ended December 2012, and therefore no Ordinary Shares were issued during the six months ended June 30, 2013. The holders of the Ordinary Shares have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the Ordinary Shares.

Rights Offering

The Company issued one transferable subscription right for each two ordinary shares then owned to stockholders of record on June 3, 2013. The rights entitled rights holders to subscribe for an aggregate of up to 20,225,582 ordinary shares. The subscription price was $3 per ordinary share to be exercised. As a result of a standby purchase agreement with certain persons, including Lam Man Pou, Vong Hon Kun, Lam Chou In, Zheng An Ting, So Kam Tai, Au Chun Yin, Chan Fok Hoi, Chan Kai Ian, Sin Kam Chan, Leong Wai Meng and Cheung Mee Mo (the “Standby Purchasers”), whereby the Standby Purchasers have agreed to purchase a number of ordinary shares having a value equal to the aggregate subscription price the Company would have received with respect to the shares underlying all rights not exercised by all holders in the rights offering, referred to as the standby purchase, upon the same terms as the other holders, except the subscription price for 34% of such shares with respect to purchases made by Messrs. Lam Man Pou and Vong Hon Kun was $4.50 per share. Messrs. Lam and Vong agreed to purchase approximately 34% of the shares sold pursuant to the standby purchase for an exercise price not less than the closing price of AERL's Ordinary Shares on May 24, 2013, which was $4.37 per share, at a premium to the exercise price of the rights ($ 3.00 per share). On June 21, 2013, the closing date of the offering, a total of 19,527,950 ordinary shares were issued. The Company incurred offering costs of $2,067,809, which have been recorded as a reduction of Additional Paid in Capital.

Directors Compensation

All of the Company’s directors presently receive annual compensation of $30,000 in cash and $20,000 payable in Ordinary Shares, valued at the average of the closing prices of the Ordinary Shares over the three-month period preceding the end of each fiscal year. The Ordinary Shares will be issued the following year. The chairman of the audit committee will receive additional annual cash compensation of $10,000 and the other members of the audit committee will each receive additional annual cash compensation of $5,000. The chairman of the compensation and nominating committees each receive additional annual cash compensation of $5,000 and the other members of these committees each receive additional annual cash compensation of $3,000. Each director will also receive cash compensation of $1,000 for each board or committee meeting that he or she attends (whether in person or telephonically) that is at least an hour in duration and $500 for each board or committee meeting he or she attends that is less than an hour in duration. Total director fees charged to operations during the three months ended June 30, 2013 and 2012 were $124,252 and $124,251, respectively; and during the six months ended June 30, 2013 and 2012 were $248,500 and $248,497, respectively.

Warrants

As of June 30, 2013 and December 31, 2012, there are no warrants outstanding from AERL's initial public offering ("IPO"), with the exception of the warrants issuable upon the exercise of the underwriter unit purchase option as below.

			Weighted	Average
	Warrants		Average	Remaining
	Outstanding	Warrants	Exercise	Contractual
	(A)	Exercisable	Price	Life
Outstanding December 31, 2012	1,440,000	1,440,000	$5.64	.612 years
Granted	-	-	-	-
Redeemed	-	-	-	-
Exercised	-	-	-	-
Outstanding June30, 2013	1,440,000	1,440,000	$5.64	.112 years

(A)	Represents shares and warrants issuable under the Underwriter Unit Purchase Option of 1,440,000, which will expire on August 10, 2013.

Share Repurchase Program

The Board of Directors has established a share repurchase program, with an expiration date of June 30, 2013 (the “2012 Repurchase Plan”). The 2012 Repurchase Plan authorizes the Company to purchase up to two million of its Ordinary Shares on the open market at prices to be determined by the Company’s management. During the year ended December 31, 2012, the Company repurchased an aggregate of 1,273,947 Ordinary Shares for an aggregate purchase price of $4,166,480 pursuant to the 2012 Repurchase Plan. During the quarter ended March 31, 2013, the Company purchased the remaining 726,053 Ordinary Shares for an aggregate purchase price of $2,728,912. The Ordinary Shares have been retired and the purchase price was allocated to par value and additional paid in capital. In March 2013, The Board of Directors established a new share repurchase program, which will expire on December 31, 2013 (the “2013 Repurchase Plan”). The 2013 Repurchase Plan authorizes the Company to purchase up to four million of its Ordinary Shares on the open market at prices to be determined by the Company’s management. During the quarter ended June 30, 2013, the Company did not purchase any Ordinary Shares pursuant to the 2013 Repurchase Plan.

Dividend

During June 2011, the Board of Directors authorized a regular cash dividend of $0.10 per outstanding Ordinary Share each year after the release of the Company’s financial results for the six months ending June 30, and, for each year after the release of the Company’s annual financial results, an amount per outstanding ordinary share equal to (i) 15% of the Company’s non-GAAP net income (defined as operating income before amortization of intangible assets and change in fair value of contingent consideration) for the most recently completed fiscal year, less the amount paid pursuant to the immediately previous six-month dividend, divided by (ii) the number of Ordinary Shares outstanding on the record date for such dividend. In March 2012, the Board of Directors authorized an increase in the dividend payable after the release of the Company’s 6-month financial statements from $0.10 to $0.12 per outstanding ordinary share.

The record date for each period’s dividend will be set by the Company’s management to be as close as practicable to, but no less than, 15 days after the public release by the Company of the financial results for the applicable six-month period and fiscal year end. The payment date for each period’s dividend will be set by the Company’s management to be as close as practicable to, but no less than, 10 days after the record date. The first dividend was paid on September 2, 2011, totaling $3,880,406. An additional dividend amounting to $7,527,988 was paid on April 18, 2012. On August 31, 2012, the Company paid a dividend of $5,097,296. On April 26, 2013 the Company paid a dividend of $4,142,199.

Preferred Stock

The Company is authorized to issue 1,150,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. There are no issued and outstanding preferred shares at June 30, 2013 and December 31, 2012.

Ordinary Shares Reserved for Future Issuance

At June 30, 2013 and December 31, 2012, the Company has reserved 6,539,600 and 4,664,600 shares of its authorized but unissued Ordinary Shares for possible future issuance in connection with the following:

	June 30, 2013	December 31, 2012

Officer and Director Shares	149,600	149,600

Underwriter Warrants	1,440,000	1,440,000

Contingently Issuable Incentive Shares-King's Gaming	1,200,000	1,200,000

Contingently Issuable Incentive Shares-Bao Li Gaming	1,875,000	1,875,000

Contingently Issuable Incentive Shares-Oriental VIP Room	1,875,000	-

Total	6,539,600	4,664,600